SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ---------------


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


                               March 25, 2002
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              Date of Report (Date of Earliest Event Reported)


                                 EXDS, Inc.
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           (Exact name of Registrant as specified in its charter)


     Delaware                     0-23795                   77-0403076
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(State of Incorporation)   (Commission file number)     (I.R.S. Employer
                                                        Identification No.)


                       2831 Mission College Boulevard
                       Santa Clara, California 95054
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        (Address of principal executive offices, including zip code)


                               (408) 346-2200
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            (Registrant's telephone number, including area code)







ITEM 5: OTHER EVENTS.

         On March 25, 2002, EXDS, Inc., f/k/a Exodus Communications, Inc. (the "Company"), and certain of its subsidiaries (the "Debtor Affiliates") filed a Disclosure Statement With Respect to Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (the "Disclosure Statement") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), including the Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (the "Plan"), which Plan is attached as Exhibit A to the Disclosure Statement. A copy of the Disclosure Statement, including the Plan attached as Exhibit A thereto, is attached hereto as
Exhibit 2.1 and incorporated herein by reference. Following the approval of the Disclosure Statement by the Bankruptcy Court at or following a hearing currently scheduled for April 24, 2002, the Company will commence the solicitation of votes of its creditors for approval of the Plan.

         Pursuant to the terms of the Plan, upon confirmation of the Plan, the Company's common stock shall be cancelled and the holders of the Company's common stock shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such common stock. Accordingly, holders of the Company's common stock will not receive any amounts with respect to their shares. The Plan does not currently specify the estimated recovery amount allocated to the holders of the Company's subordinated notes. Such information will be filed with the Bankruptcy Court supplementally if and when the allocation is agreed with creditors. There can be no assurance of the amount, if any, that the holders of the Company's subordinated notes will ultimately receive, although any such amount is not expected to be significant.

         For a summary of the entire Plan, reference is made to the Disclosure Statement (including the full text of the Plan attached as Exhibit A thereto), which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

Exhibit No.       Description of Exhibit

2.1 Disclosure Statement With Respect to Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (including the Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates, which Plan is attached as Exhibit A thereto).


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2002

                                       EXDS, INC.


                                       By:  /s/Adam Wegner
                                            -------------------------
                                            Name:  Adam Wegner
                                            Title: General Counsel



                               EXHIBIT INDEX

2.1 Disclosure Statement With Respect to Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (including the Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates, which Plan is attached as Exhibit A thereto).